UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 9, 2017 (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed on May 12, 2017 (the “Prior 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), on May 9, 2017, Earthstone Energy, Inc. (the “Company”), completed the Contribution Agreement dated as of November 7, 2016 and as amended on March 21, 2017 (the “Contribution Agreement”) by and among the Company, Earthstone Energy Holdings, LLC, a Delaware limited liability company (“EEH”), Lynden USA Inc., a Utah corporation, Lynden USA Operating, LLC, a Texas limited liability company, Bold Energy Holdings, LLC, a Texas limited liability company (“Bold Holdings”), and Bold Energy III LLC, a Texas limited liability company (“Bold”). On June 2, 2017, the Company filed an amendment to the Prior 8-K on Form 8-K/A (“8-K/A Report”) for purpose of providing unaudited pro forma financial statements giving effect to the Contribution Agreement, as required by Item 9.01(b) of Form 8-K.

This amendment to the 8-K/A Report is being filed for the purposes of (i) expanding the disclosures pertaining to oil and gas reserves and the standardized measure of future net cash flows in Exhibit 99.1 of the 8-K/A Report; and (ii) expanding Note 14 – Supplemental Information on Oil and Gas Producing Activities (Unaudited) in the Consolidated Financial Statements of Bold included as Exhibit 99.2 to the 8-K/A Report and similar disclosures in Note 15 – Supplemental Information on Oil and Gas Producing Activities (Unaudited) in the Consolidated Financial Statements of Bold including as Exhibit 99.3 to the 8-K/A Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of Bold as of and for the years ended December 31, 2016 and 2015, audited consolidated financial statements of Bold as of and for the years ended December 31, 2015 and 2014 (collectively the “Audited Financial Statements”) and the unaudited interim consolidated financial statements of Bold as of and for the three months ended March 31, 2017 (the “Interim Financial Statements”) are filed herein as Exhibit 99.2, 99.3 and 99.4, respectively. The Audited Financial Statements and the Interim Financial Statements are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2017 and the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2016 and the three months ended March 31, 2017 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. These unaudited pro forma financial statements give effect to the Contribution Agreement on May 9, 2017, on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits. The following exhibits are included with this Current Report on Form 8-K/A:

Exhibit No.	Description
23.1	Consent of Weaver and Tidwell, L.L.P., an independent registered public accounting firm.

99.1

Unaudited pro forma condensed combined balance sheet of Earthstone Energy, Inc. as of March 31, 2017, and unaudited pro forma condensed combined statements of operations of Earthstone Energy, Inc. for the twelve months ended December 31, 2016 and the three months ended March 31, 2017.

99.2	Audited consolidated financial statements of Bold Energy III LLC as of and for the years ended December 31, 2016 and 2015.

99.3	Audited consolidated financial statements of Bold Energy III LLC as of and for the years ended December 31, 2015 and 2014.

99.4

Unaudited interim consolidated financial statements of Bold Energy III LLC as of and for the three months ended March 31, 2017 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K/A filed by the Registrant with the SEC on June 2, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: July 31, 2017	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Weaver and Tidwell, L.L.P., an independent registered public accounting firm.

99.1

Unaudited pro forma condensed combined balance sheet of Earthstone Energy, Inc. as of March 31, 2017, and unaudited pro forma condensed combined statements of operations of Earthstone Energy, Inc. for the twelve months ended December 31, 2016 and the three months ended March 31, 2017.

99.2	Audited consolidated financial statements of Bold Energy III LLC as of and for the years ended December 31, 2016 and 2015.

99.3	Audited consolidated financial statements of Bold Energy III LLC as of and for the years ended December 31, 2015 and 2014.

99.4

Unaudited interim consolidated financial statements of Bold Energy III LLC as of and for the three months ended March 31, 2017 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K/A filed by the Registrant with the SEC on June 2, 2017).